Employee Benefits - Pension Plans with Benefit Obligations in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Plans with Projected Benefit Obligations in Excess of Plan Assets
Projected benefit obligation	$ 4,096	$ 3,261
Fair value of plan assets	2,321	2,103
Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets
Accumulated benefit obligation	3,776	2,986
Fair value of plan assets	$ 2,321	$ 2,066